Exhibit 10.100

FOURTH AMENDMENT TO PURCHASE AND SALE CONTRACT
(110 separate tracts of Real Property located in: Tarrant, Johnson, Dallas and Ellis Counties, Texas)

This FOURTH AMENDMENT TO PURCHASE AND SALE CONTRACT (hereafter called the “Amendment”) is made by and between Apple Nine Ventures Ownership, Inc., a Virginia corporation (hereafter called “Seller”) and 111 Realty Investors, LP, a Texas limited partnership (hereafter called “Purchaser”).  This Amendment shall be effective as of the date written below.

WITNESSETH:

WHEREAS, Seller and Purchaser executed that certain Purchase and Sale Contract (the “Contract”) with an effective date of August 3, 2011 with respect to 110 separate tracts of Real Property located in: Tarrant, Johnson, Dallas and Ellis Counties, Texas and as more particularly described therein (hereafter called the “Land”); and

WHEREAS, Seller and Purchaser amended the Contract by executing that certain First Amendment To Purchase and Sale Contract (the “First Contract Amendment”) with an effective date of  October 6, 2011; and

WHEREAS, Seller and Purchaser amended the Contract by executing that certain Second Amendment To Purchase and Sale Contract (the “Second Contract Amendment”) with an effective date of November 30, 2011; and

WHEREAS, Seller and Purchaser amended the Contract by executing that certain Third Amendment To Purchase and Sale Contract (the “Third Contract Amendment”) with an effective date of January 31, 2012; and

WHEREAS, the Seller and Purchaser desire to modify and amend the Contract as herein set forth.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1.	Section 2, paragraph (a) of the Contract shall now include a sub-paragraph (i) adding the following:

(i.)  The Purchase Price shall be paid as follows: (i) One Hundred Thirty Eight Million Four Hundred Thousand and No/100 Dollars ($138,400,000.00) (the “Cash Portion”) shall be due in cash at Closing (as defined in the Contract); and (ii) Sixty Million and No/100 Dollars ($60,000,000.00) (the “Seller Subordinated Debt Portion”) shall be paid pursuant to a promissory note made by Purchaser in favor of Seller which is in a form mutually acceptable to Seller and Purchaser.  Such note shall be in the principal amount of the Seller Subordinated Debt Portion, shall bear interest at an annual rate of ten and one-half percent (10.5%), shall call for the payment of accrued interest on or before the sixth business day of each month for thirty six (36) months, shall have a maturity date co-terminous with the loan from Purchaser's senior secured lender, and shall be secured by a second lien deed of trust covering all of the Property made by Purchaser in favor of Seller which is in a form mutually acceptable to Seller and Purchaser.  At Closing, Seller shall enter into a subordination agreement with Purchaser's senior secured lender in connection with such transaction, the form of such subordination agreement to be mutually acceptable to Seller and Purchaser's senior secured lender.

2.	Capitalized terms herein shall have the meaning stated in the Contract unless otherwise defined herein.

3.	Except as modified and amended hereby, the Contract shall continue in full force and effect, and is hereby ratified and affirmed.

4.	This Amendment may be executed in multiple counterparts, and by facsimile, each of which shall be deemed to be an original, and all of which together shall constitute but one agreement.

5.	The terms of this Amendment shall control over any conflicts between the terms of the Contract and the terms of this Amendment.

This Amendment shall be effective as of April 12, 2012.

Purchaser:	Seller:

111 Realty Investors, LP,	Apple Nine Ventures Ownership, Inc.,
a Texas limited partnership	a Virginia corporation

By: 111 GP, Inc.,
a Texas corporation, its general partner

By: /s/ Michael J. Mallick	By: /s/ David Buckley
Name: Michael J. Mallick	Name: David Buckley
Title: President	Title: Vice President